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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Price/Costco, Inc.'s previously filed Registration Statement Nos. 33-50799 and 333-1127.

                                                ARTHUR ANDERSEN LLP




Seattle, Washington
November 7, 1996